CASE NAME: AMERICAN RICE, INC.                  UNITED STATES BANKRUPTCY COURT
CASE NUMBER: 98-21254-C-11 (RSS)                   SOUTHERN  DISTRICT OF TEXAS
PETITION FILING DATE: AUGUST 11, 1998                  CORPUS CHRISTI DIVISION

MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING JANUARY 31, 1999

($ Thousands)
MONTH (1)                                  Sept. 30 (2)  Oct. 31    Nov. 30    Dec. 31    Jan. 31
REVENUES (MOR-6)                               $36,694    $25,182    $18,450    $20,992    $16,343
INCOME (LOSS) BEFORE INT, DEPREC./TAX              (26)      (390)       627      1,089        993
NET INCOME (LOSS) (MOR-6)                       (2,455)    (2,461)      (835)      (330)      (293)

PAYMENTS TO INSIDERS (MOR-9)                       390        293        256        220        214
PAYMENTS TO PROFESSIONALS (MOR-9)                   98        174         65        532        105
TOTAL DISBURSEMENTS (MOR-8)                     49,935     43,904     51,265     42,322     23,704

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE           EXP.
                                    DATE
CASUALTY     YES(X)     NO(  )     5/1/99
LIABILITY    YES(X)     NO(  )     4/2/99
VEHICLE      YES(X)     NO(  )     4/2/99
WORKERS      YES(X)     NO(  )     2/1/99
OTHER        YES(X)     NO(  )     4/1/99

Are all accounts receivable being collected within terms? No.
Are all post-petition liabilities, including taxes, being paid within terms ? Yes.
Have any pre-petition liabilities been paid? Yes.
If so, describe. Court authorized payments to customers,
  processor liens, non-debtor subsidiaries to extent of proceeds. Are all funds received being deposited into DIP bank account? Yes. Were any assets disposed of outside of the normal course of business ?  No. If so, describe.
Are all U. S. Trustee quarterly fee payments current? Yes.
What is the status of your Plan of Reorganization? In process.

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct.

SIGNED: /s/ Joseph E. Westover
TITLE:      Vice-President

MOR-1      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

COMPARATIVE BALANCE SHEETS
($ Thousands)                               Filing Date
MONTH                                       Aug. 11 (1) Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31
ASSETS
CURRENT ASSETS
     Cash                                         $913     $1,071       $216       $795       $541     $2,402
     Accounts receivable, net (MOR-5)           33,914     39,725     34,456     33,667     28,317     33,173
     Inventory: lower of cost or market         67,692     63,005     28,561     30,255     33,151     29,903
     Prepaid expenses                            3,603      3,468      1,727      1,595      2,612      2,468
     Investments                                   -          -          -          -          -          -
     Other                                         -          -        1,000      1,000      1,000      1,000
     TOTAL CURRENT ASSETS                      106,122    107,269     65,960     67,312     65,621     68,946

PROPERTY, PLANT, & EQUIPMENT @ COST             66,866     67,072     56,405     56,405     56,409     56,564
     Less accumulated depreciation             (27,631)   (28,081)   (26,768)   (26,965)   (27,227)   (27,438)
     NET BOOK VALUE OF PP&E                     39,235     38,991     29,637     29,440     29,182     29,126
OTHER ASSETS
     TAX DEPOSITS                                  -          -          -          -          -          -
     INVESTMENTS IN SUBS (2)                    (2,472)    (2,015)    (2,225)    (2,490)    (2,491)    (5,599)
     OTHER INVESTMENTS (3)                       1,134      1,175        698        698        698        -
     TRADEMARKS                                 11,847     11,801     11,416     11,387     11,361     11,329
     RECEIVABLE FROM ERLY INDUSTRIES (4)         9,738     10,054      9,935      9,935      9,935      9,935
     OTHER                                       1,708      1,666        689        689        689        571
     TOTAL OTHER ASSETS                         21,955     22,681     20,513     20,219     20,192     16,236

     TOTAL ASSETS                             $167,312   $168,941   $116,110   $116,971   $114,995   $114,308

MOR-2      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

COMPARATIVE BALANCE SHEETS
($ Thousands)                               Filing Date
MONTH                                       Aug. 11 (1) Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31
LIABILITIES AND OWNER'S EQUITY
LIABILITIES
     POST PETITION LIABILITIES (MOR-4,5)           -      $28,703    $53,540    $57,926    $59,457   $59,140
     PRE-PETITION LIABILITIES:
           Notes payable - secured             192,900    165,454    114,545    112,652    112,652   111,666
           Priority debt                           448        448        448        448        448       448
           Federal income tax                      -          -          -          -          -         -
           FICA / withholding                      -          -          -          -          -         -
           Unsecured debt                       30,157     32,774     28,013     26,253     26,803    26,803
           Other (2)                            27,261     27,261      7,687      8,670      4,943     5,852
           TOTAL PRE-PETITION LIABILITIES      250,766    225,937    150,693    148,023    144,846   144,769

           TOTAL LIABILITIES                   250,766    254,640    204,233    205,949    204,303   203,909
OWNER'S EQUITY (DEFICIT)
     PREFERRED STOCK                             3,878      3,878      3,878      3,878      3,878     3,878
     COMMON STOCK                                2,444      2,444      2,444      2,444      2,444     2,444
     ADDITIONAL PAID-IN CAPITAL                 25,286     25,286     25,286     25,286     25,286    25,286
     RETAINED EARNINGS: post filing date           -       (2,455)    (4,916)    (5,751)    (6,081)   (6,374)
     RETAINED EARNINGS: filing date           (112,685)  (112,685)  (112,685)  (112,685)  (112,685) (112,685)
     FOREIGN CURRENCY TRANS. ADJS.              (2,377)    (2,167)    (2,130)    (2,150)    (2,150)   (2,150)

           TOTAL OWNER'S EQUITY                (83,454)   (85,699)   (88,123)   (88,978)   (89,308)  (89,601)

           TOTAL LIABILITIES AND EQUITY       $167,312   $168,941   $116,110   $116,971   $114,995  $114,308

MOR-3      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

SCHEDULE OF POST-PETITION LIABILITIES
($ Thousands)
MONTH                                        Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31
TRADE ACCOUNTS PAYABLE                            $482       $584     $2,484     $2,332     $2,500
TAX PAYABLE
     Federal payroll taxes                         -          -          -          -          -
     State payroll taxes                           -          -          -          -          -
     Ad valorem taxes                              -          -          107        147        176
     other                                         -          -          -          -          -
     TOTAL TAXES PAYABLE                           -          -          107        147        176
SECURED DEBT POST PETITION                      21,950     42,622     45,222     48,133     52,000
ACCRUED INTEREST PAYABLE                           630        579        426        505        449
PROFESSIONAL FEES                                1,483      1,515      1,640      1,990      2,462
OTHER ACCRUED LIABILITIES
     Growers                                       448      1,871      1,696      1,967        559
     Other                                       3,710      6,369      6,351      4,383        994

TOTAL POST-PETITION LIABILITIES (MOR-3)        $28,703    $53,540    $57,926    $59,457    $59,140

MOR-4      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

POST-PETITION TRADE ACCOUNTS AND TAXES PAYABLE
JANUARY, 1999
($ Thousands)
                        TRADE      FEDERAL     STATE       AD
      DAYS    TOTAL      ACCTS      TAXES      TAXES     VALOREM     OTHER
      0-30    $58,599     $1,959        -          -         $176    $56,464
     31-60         45         45        -          -          -          -
     61-90        213        213        -          -          -          -
      91+         283        283        -          -          -          -

TOTAL (MOR-3) $59,140     $2,500        -          -         $176    $56,464


AGING OF ACCOUNTS RECEIVABLE

     MONTH  Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31
      0-30    $35,790    $27,852    $29,202    $21,646    $27,876
     31-60      1,745      1,679      2,869      4,019      1,450
     61-90        910        798        316      1,586      2,514
      91+       1,280      4,127      1,280      1,066      1,333

TOTAL (MOR-   $39,725    $34,456    $33,667    $28,317    $33,173

MOR-5      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

STATEMENT OF INCOME (LOSS)
($ Thousands)                                                                                        FILING
MONTH                                        Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    TO DATE
REVENUES                                       $36,694    $25,182    $18,450    $20,992    $16,343   $117,661
     COST OF SALES                              31,899     21,672     16,844     18,245     14,244    102,904
     GROSS PROFIT                                4,795      3,510      1,606      2,747      2,099     14,757
OPERATING EXPENSES
     Sales, general and administrative           4,391      3,609        766      1,438        892     11,096
     Insider's compensation                        390        293        256        220        214      1,373
     Professional fees                             -          -          -          -          -          -
     Other                                         -          -          -          -          -          -

     TOTAL OPERATING EXPENSES                    4,781      3,902      1,022      1,658      1,106     12,469

INCOME BEFORE INT, DEPREC./TAX (MOR-1)              14       (392)       584      1,089        993      2,288

INTEREST EXPENSE                                 1,130        864        421        504        423      3,342
DEPRECIATION                                       490        344        226        288        247      1,595
OTHER (INCOME) EXPENSE                              12         10          6         15          7         50
INTEREST IN (EARNINGS) LOSSES / OF SUBS.          (246)       247        245          2         12        260
REORGANIZATION EXPENSE                           1,083        604        521        610        597      3,415
OTHER                                              -          -          -          -          -          -

NET INCOME BEFORE TAXES                         (2,455)    (2,461)      (835)      (330)      (293)    (6,374)
FEDERAL INCOME TAX                                 -          -          -          -          -          -

NET INCOME (LOSS) (MOR-1)                      ($2,455)   ($2,461)     ($835)     ($330)     ($293)   ($6,374)

MOR-6      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

STATEMENT OF SOURCES AND USES OF CASH
($ Thousands)                                                                                        FILING
MONTH                                        Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    TO DATE
NET INCOME (LOSS) (MOR-6)                      ($2,455)   ($2,461)     ($835)     ($330)    ($293)   ($6,374)
ADD: DEPRECIATION & AMORTIZATION                   450     (1,313)       197        262       211       (193)
     CASH GENERATED FROM OPERATIONS             (2,005)    (3,774)      (638)       (68)      (82)    (6,567)
ADD: DECREASE IN ASSETS
     Accounts receivable                           -        5,269        789      5,350        -      11,408
     Inventory                                   4,687     34,444        -          -        3,248    43,379
     Prepaid expenses                              135      1,741        132        -          144     2,152
     Property, plant, and equipment                -       10,667        -          -          -      10,667
     Other (1)                                     210      2,205        274         27      3,956     6,672
ADD: INCREASE IN LIABILITIES
     Post-petition liabilities                  28,703     24,837      4,386      1,531        -      59,457
     Pre-petition liabilities                      -          -          -          -          -         -
     TOTAL SOURCES OF CASH (A)                  31,730     75,389      4,943      6,840      7,266   126,168
USES OF CASH:
INCREASES IN ASSETS
     Accounts receivable                         5,811        -          -          -        4,856    10,667
     Inventory                                     -          -        1,694      2,896        -       4,590
     Prepaid expenses                              -          -          -        1,017        -       1,017
     Property, plant, and equipment                206        -          -            4        155       365
     Other                                         726      1,000        -          -          -       1,726
DECREASES IN LIABILITIES
     Post-petition liabilities                     -          -          -          -          317       315
     Pre-petition liabilities                   24,829     75,244      2,670      3,177         77   105,997
     TOTAL USES OF CASH (B)                     31,572     76,244      4,364      7,094      5,405   124,679
NET SOURCES (USES) OF CASH (A-B)                   158       (855)       579       (254)     1,861     1,489
CASH - BEGINNING BALANCE                           913      1,071        216        795        541       913

CASH - ENDING BALANCE (MOR-2)                   $1,071       $216       $795       $541     $2,402    $2,402

MOR-7      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

CASH ACCOUNT RECONCILIATION
JANUARY, 1999
($ Thousands)

BANK NAME                          CIBC(1)   CIBC (1)   Nat'bank    So'west  Wells Far.  1st Union
ACCOUNT NUMBER                       04-                26623 -      Bank      4159 -    2000000 -
                                    40213     1338315     73389     328170     702372     371753
ACCOUNT TYPE                       Lockbox   Operating  Operating   Lockbox    Lockbox   Operating
BANK BALANCE                            $83        $28        $35       $210        -      ($568)
DEPOSITS IN TRANSIT                     -          -          -          -          -        853
OUTSTANDING CHECKS                      -          -          -          -          -          -

ADJUSTED BANK BALANCE                   $83        $28        $35       $210        -       $285

BEGINNING CASH PER BOOKS               $175        $28        $39       $184      $49       $126
RECEIPTS                                233        -          -        3,457        -     14,182
TRANSFERS BETWEEN ACCOUNTS             (325)       -          -       (3,431)     (49)    (5,380)
CHECKS / OTHER DISBURSEMENTS(2)         -          -           (4)       -          -     (8,643)

ENDING CASH PER BOOKS (MOR-2)           $83        $28        $35       $210        -       $285

BANK NAME                         1st Union  1st Union  1st Union   Harris
ACCOUNT NUMBER                    207989 -   207992 -   207992-      Trust
                                   1226349     19508     19511    173-846-7     Petty
ACCOUNT TYPE                     Collateral Disbursement Segregated Oper.       Cash      Adjs(2)    Total
BANK BALANCE                         $1,631      ($967)    $607       $4        $36        $104      $1,203
DEPOSITS IN TRANSIT                     -          -        -          -          -         800       1,653
OUTSTANDING CHECKS                      454        -        -          -          -          -         (454)

ADJUSTED BANK BALANCE                $1,177      ($967)    $607       $4        $36        $904      $2,402

BEGINNING CASH PER BOOKS               $754      ($932)     -       ($22)       $36        $104        $541
RECEIPTS                              6,456        -        -        437          -         800      25,565
TRANSFERS BETWEEN ACCOUNTS            4,240      4,748      607     (410)         -          -          -
CHECKS / OTHER DISBURSEMENTS        (10,273)    (4,783)     -         (1)         -          -      (23,704)

ENDING CASH PER BOOKS (MOR-2)        $1,177      ($967)    $607      ($4)       $36        $904      $2,402

CASH RECEIPTS AND DISBURSEMENTS

MONTH                             Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31
BEGINNING CASH                         $455     $1,071       $216       $795       $541
TOTAL RECEIPTS                       50,551     43,049     51,844     42,068     25,565
TOTAL DISBURSEMENTS (MOR-1)         (49,935)   (43,904)   (51,265)   (42,322)   (23,704)

ENDING CASH (MOR-2)                  $1,071       $216       $795       $541     $2,402

MOR-8      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS                 COMP.
NAME                     TYPE     Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31
Bill McFarland        Salary        $31,333    $18,631    $35,283        -          -
Bill McFarland        Expenses          -       35,425        -        1,266     2,362
C.B. Schultz          Salary         16,745      9,956      9,504      9,956     9,504
C.B. Schultz          Expenses          868      1,016        -        3,044     2,022
Dan Kelly             Salary         15,034      8,939     13,206     26,150        -
Dan Kelly             Expenses       12,807      8,769        -        4,906       188
David Kay             Salary         16,529      9,828      9,381      9,828     9,381
David Kay             Expenses        5,868      4,699      2,168      2,591       174
Doug Murphy           Salary         38,807     23,075     22,026     23,075    22,026
Doug Murphy           Expenses        7,538      1,065      3,014      9,879     5,763
Gerald Murphy         Salary         50,306     29,912     28,552     29,912    28,552
Gerald Murphy         Expenses        8,578        -          -          -       1,837
Joe Westover          Salary         15,667      9,315      8,892      9,315     8,892
Joe Westover          Expenses          715        125      1,037        -       1,955
Karen Porter          Salary         10,888      6,474      6,179      6,474     6,179
Karen Porter          Expenses        1,693      6,000        -          -         -
L.M. Pullen           Salary         19,116     11,366     24,108        -      33,250
L.M. Pullen           Expenses        1,777      4,515      5,780      3,854       925
Lee Adams             Salary         25,872     15,383     14,684     15,231    14,684
Lee Adams             Expenses          720     10,558        -        1,784     4,677
Ray Koza              Salary         13,712      8,153      7,782      8,153     7,782
Ray Koza              Expenses        1,616        475      5,990        857     2,352
Richard McCombs       Salary         26,590     24,794      7,187        -         -
Richard McCombs       Expenses       14,368      2,653        -          -       1,023
Richard McCombs       Diretors Fees     -          -          -          -       1,326
Urbain Tran           Salary         12,677      7,538      7,195      7,538     7,195
Urbain Tran           Expenses        7,380      1,645      8,056     13,779     3,237
S.C. Bain, Jr.        Directors Fees    -          -          -          -       3,109
William H. Burgess    Directors Fees    -          -          -          -       3,109
411 NSHP LP           Office rent    32,845     32,645     36,161     32,645    32,645

TOTAL INSIDERS (MOR-1)             $390,048   $292,953   $256,185   $220,237  $214,150

PROFESSIONALS            COMP.
NAME                     TYPE     Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31
Jordan, Hyden, Womble & Culbreth    $37,520    $37,480        -          -          -
Policano & Manzo, L.L.C.             60,093    136,660     64,846     32,338        -
Jay Alix and Associates                 -          -          -      499,913        -
Wachtell Lipton                         -          -          -          -     105,000

TOTAL PROFESSIONALS (MOR-1)         $97,612   $174,139    $64,846   $532,251  $105,000

MOR-9      Footnotes follow

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

FOOTNOTES TO MOR SCHEDULES
MOR-1
     1. Excepting large transactions which are recorded in the calendar month in which they occur, the Company follows the practice of cutting off transactions on a 4-4-5 week basis.
     2. Period from August 12, 1998 through September, 1998.
MOR-2
     1. Book value.
     2. Includes 100% ownership of Rice Corp. of Haiti. However, documentation of ownership is inconsistent and unclear. Change in January is due primarily to netting Compania Envasadora Loreto to loss reserve.
     3. ARI-Vinafood II. Netted to loss reserve in January.
     4. Net of reserve for loss of $17,055.
MOR-3
     1. Book value.
     2. Reserves for losses on Early California Foods, Comet Ventures, and ARI-Vinafood II.
MOR-7
     1. Includes foreign currency translation gain or loss.
MOR-8
     1. Canadian Imperial Bank of Canada.
     2. Includes cutoff date differences between bank and financials. See MOR-1 Note 1.